SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event

Reported):  November 4, 2003

MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC. (as depositor under the pooling and Servicing Agreement, relating to the MASTR Asset Securitization Trust 2003-7

Mortgage Pass-Through Certificates, Series 2003-7)

MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC.
(Exact name of registrant as specified in its charter)
Delaware	333-101254	06-1204982
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1285 Avenue of the Americas New York, New York 10019
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (212) 713-2000

Item 5.

Other Events.

This Current Report on Form 8-K/A is being filed to amend and supplement the Current Report on Form 8-K originally dated September 19, 2003, in connection with the issuance of MASTR Mortgage Pass-Through Certificates, Series 2003-7, in order to correct certain errors contained in Exhibit 99.1 to such Form 8-K.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a)

Not applicable.

(b)

Not applicable.

(c)

Exhibits:

99.1 The Pooling and Servicing Agreement dated as of August 1, 2003, by and among Master Asset Securitization Transactions, Inc., UBS Warburg Real Estate Securities Inc., Wells Fargo Bank Minnesota, N.A., U.S. Bank National Association and Wachovia Bank, National Association.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MORTGAGE ASSET SECURITIZATION

TRANSACTIONS, INC.

By: /s/ Peter Ma ______________

Name:  Peter Ma

Title:    Director

By: /s/ Hugh T. Corcoran___________________

Name:  Hugh T. Corcoran

Title:    Managing Director

Dated: November 4, 2003_____

Exhibit Index

Exhibit

Page

99.1

Pooling and Servicing Agreement dated as of August 1, 2003,

5

by and among Master Asset Securitization Transactions, Inc., UBS
Warburg Real Estate Securities Inc., Wells Fargo Bank Minnesota, N.A.,
U.S. Bank National Association and Wachovia Bank, National Association.

MCKEE NELSON LLP

5 Times Square, 35th Floor

New York, New York  10036

Telephone:  (212) 777-4200

Facsimile:  (212) 777-4299

November 4, 2003

BY MODEM

Securities and Exchange Commission

Judiciary Plaza

450 Fifth Street, N.W.

Washington, D.C. 20549

Re:

Mortgage Asset Securitization Transactions, Inc.

MASTR Asset Securitization Trust 2003-7, Mortgage Pass-Through Certificates, Series 2003-7

Form 8-K/A to Current Report on Form 8-K

Ladies and Gentlemen:

On behalf of Mortgage Asset Securitization Transactions, Inc. (the “Company”), we enclose herewith for filing, pursuant to the Securities and Exchange Act of 1934, as amended, the Company’s Current Report on Form 8-K/A, for filing of the Pooling and Servicing Agreement in connection with the above-referenced transaction.

This Current Report on Form 8-K/A is being filed to amend and supplement the Current Report on Form 8-K originally dated September 19, 2003, in connection with the issuance of MASTR Mortgage Pass-Through Certificates, Series 2003-7, in order to correct certain errors contained in Exhibit 99.1 to such Form 8-K.

If you have any questions concerning the transmitted materials, please do not hesitate to contact the undersigned at (917) 777-4329.

Very truly yours,

_/s/ Julian A.C. Stapleford

Julian A.C. Stapleford

Enclosure